FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012

TELEPHONE AND DATA SYSTEMS, INC.

(Exact name of registrant as specified in their charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 630-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 3.02               Unregistered Sale of Equity Securities.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 3.03               Material Modification to Rights of Securities Holders.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Information relating to the adjustment of awards and compensation plans as a result of the Charter Amendments (as defined in Item 8.01) has been previously disclosed on a Current Report on Form 8-K dated January 13, 2012.

Also see disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See disclosure under Item 8.01 — Other Events, which is incorporated herein to the extent applicable.

Item 8.01               Other Events.

This Current Report on Form 8-K of Telephone and Data Systems, Inc. (“TDS”) is being filed in connection with certain amendments (the “Charter Amendments”) effected by TDS’s Restated Certificate of Incorporation filed on January 24, 2012.  The Charter Amendments were described in TDS’s definitive proxy statement dated August 31, 2011 as filed with the Securities and Exchange Commission (“SEC”) on Schedule 14A on such date, and the supplement thereto dated November 29, 2011 as filed with the SEC on Schedule 14A on such date.

As previously disclosed, shareholders of TDS approved amendments to TDS’s Restated Certificate of Incorporation and related proposals at an adjourned special meeting of shareholders held on January 13, 2012.  As a result, TDS’s Board of Directors approved the filing of the Restated Certificate of Incorporation by TDS with the Delaware Secretary of State to effect the Charter Amendments.  The Restated Certificate of Incorporation was filed on January 24, 2012, and became effective at 5:01 p.m. Wilmington, Delaware time on such date (the “Effective Time”).

Among other things, at the Effective Time, the Charter Amendments reclassified (i) each issued Special Common Share, par value $0.01 per share (“Special Common Shares”), as one Common Share, par value $0.01 per share (“Common Shares”), (ii) each issued Common Share as 1.087 Common Shares, and (iii) each issued Series A Common Share, par value $0.01 per share (“Series A Common Shares”) as 1.087 Series A Common Shares, except that cash will be paid for fractional shares that are not held through one of TDS’ dividend reinvestment plans.

As of January 24, 2012, immediately prior to the reclassification, there were outstanding 6,548,932 Series A Common Shares, 49,980,080 Common Shares, 47,012,101 Special Common Shares and 8,300 Preferred Shares.  In addition, 7,112,465 Common Shares and 16,430,323 Special Common Shares were held in treasury by TDS or its subsidiaries.

Based on such shares, except for the payment of cash in lieu of fractional shares, immediately following the reclassification, there would be outstanding 7,118,689 Series A Common Shares, 101,340,448 Common Shares and 8,300 Preferred Shares, and 24,161,572 Common Shares would be held in treasury by TDS or its subsidiaries.  These amounts will be lower after the amount of fractional shares that are paid in cash is known.

A description of the provisions adopted or changed and a comparison to the provisions of TDS’s prior restated certificate of incorporation, and the effect of the modifications thereto, are hereby incorporated by reference from TDS’s definitive proxy statement dated August 31, 2011 as filed with the SEC on Schedule 14A on such date, and the supplement thereto dated November 29, 2011 as filed with the SEC on Schedule 14A on such date.

Beginning with the opening of trading on January 25, 2012, all new Common Shares issued in the reclassification now trade together with the previously existing Common Shares on the New York Stock Exchange (“NYSE”) under the ticker symbol “TDS.”   At the Effective Time, the CUSIP number of the Common Shares was changed from 879433100 to 879433829.

The Special Common Shares, which previously traded on the NYSE under the ticker symbol “TDS.S,” have ceased to be outstanding and ceased to trade.  As a result, TDS voluntarily requested that the Special Common Shares be delisted from the NYSE.  As a result, the prior CUSIP number of the Special Common Shares of 879433860 was reclassified as Common Shares with the new CUSIP number of 879433829.

In addition, at the Effective Time, the CUSIP number of the Series A Common Shares was changed from 879433209 to 879433811.

Certificates that represented Special Common Shares prior to the reclassification represent an equal number of Common Shares after the reclassification, making it unnecessary to exchange existing stock certificates for new certificates.

Certificates that represented Common Shares prior to the reclassification continue to represent an equal number of Common Shares after the reclassification, and holders of such certificates will receive the additional 0.087 Common Shares in book entry form and cash in lieu of any fractional shares, making it unnecessary to exchange existing stock certificates for new certificates.

Certificates that represented Series A Common Shares prior to the reclassification continue to represent an equal number of Series A Common Shares after the reclassification, and holders of such certificates will receive the additional 0.087 Series A Common Shares in certificate form and cash in lieu of any fractional shares, making it unnecessary to exchange existing stock certificates for new certificates.

The recapitalization effected by the Charter Amendments was not registered pursuant to the Securities Act of 1933 (the “Securities Act”) pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act.

The Common Shares are not convertible or exchangeable into any other securities.  Following the reclassification, the Series A Common Shares continue to be convertible into Common Shares on a share-for-share basis, but are no longer convertible into Special Common Shares since such shares are no longer outstanding, issued or authorized.

A copy of the Restated Certificate of Incorporation filed on January 24, 2012 is incorporated by reference herein as Exhibit 3.1.

A press release issued by TDS on January 24, 2012 announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Exhibits.

(d)           Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits included in this Form 8-K are identified on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned, thereto duly authorized.

Telephone and Data Systems, Inc.
(Registrant)

Date:	January 26, 2012

By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President and Controller

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description

3.1	Restated Certificate of Incorporation dated January 24, 2012.

4.1	Restated Certificate of Incorporation dated January 24, 2012, is hereby incorporated by reference from Exhibit 3.1 hereof.

99.1	Press Release dated January 24, 2012

99.2	Private Securities Litigation Reform Act of 1995 Safe Harbor Cautionary Statement